Share-Based Compensation	6 Months Ended
Jun. 30, 2026
Share-Based Compensation [Abstract]
SHARE-BASED COMPENSATION

15. SHARE-BASED COMPENSATION

Restricted shares

In September 2024 and April 2026, the Board of Directors of the Company approved the grant of restricted shares to certain directors, officers, employees and consultants under the Company’s 2022 Share Incentive Plan, as amended and restated from time to time. As of June 30, 2026, a total of 8,166,041 shares has been granted under the plan, with 56,722 shares forfeited. Certain shares vest on the grant date or the vesting commencement date, while others vest between the first and fourth anniversaries of the vesting commencement date.

A summary of changes in the Company’s nonvested shares for the year follows:

	Number of shares	Weighted- Average Grant- Date Per Share Fair Value

Balance at December 31, 2025	205,387	4.95
Granted	1,609,000	2.38
Vested	(873,500)	2.38
Forfeited	-	-
Non-vested at June 30, 2026	940,887	2.67

	Number of shares	Weighted- Average Grant- Date Per Share Fair Value

Balance at December 31, 2024	325,106	5.05
Granted	-	-
Vested	-	-
Forfeited	(27,662)	5.05
Non-vested at June 30, 2025	297,444	5.05

Compensation expense is recognized over the vesting period of the share awards based on the fair value of the shares at the grant date. A portion of the fair value of service-based restricted shares with post-vesting restrictions is determined using the Asian-Style put option valuation model to estimate the fair value of service based restricted share granted with post-vesting restriction.

As of June 30, 2026, there was $3.67 million of total unrecognized compensation cost related to nonvested shares granted under the Plan. The cost is expected to be recognized over a weighted-average period of 1 to 4 years.